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                                                                    Exhibit 99.2

                       CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-4 (Registration No. 333-60053) and to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-43659 and 333-59205) of Building One Services Corporation of our report dated February 18, 1998 relating to the financial statements of Regency Electric Company, Inc. and subsidiaries which appears in the Current Report on Form 8-K dated June 28, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                       /s/ Harbeson, Beckerleg & Fletcher
                                -----------------------------------------------

Harbeson, Beckerleg & Fletcher
Jacksonville, Florida
June 29, 1999